EMPLOYMENT AGREEMENT


         This First Amendment to Employment Agreement is made as of this ___ day of April, 2004, by and between Checkpoint Systems, Inc. ("CSI") and John Davies ("Executive").

         WHEREAS, CSI and Executive are parties to an Employment Agreement dated January 1, 2004 ("Agreement"); and

         WHEREAS, the parties wish to amend such Agreement as set forth herein;

         NOW THEREFORE, in consideration of the premises and mutual promises and covenants contained herein and intending to be legally bound thereby, the parties agree as follows:

1. Article 5. Termination of Employment is hereby amended by changing Article 5.e.(i) so that the eighteen (18) month period contained therein shall now be read as twenty-four (24) months.

2.                All other terms of the Agreement shall remain the same.


         IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the date first above written.

     CHECKPOINT SYSTEMS, INC.

BY:  George Off              BY:  ___________________
     -------------------          John E. Davies, Jr.
     Chairman and Chief
     Executive Officer